Exhibit 99.2

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▪ NEW − O RANGE CR EAM SHAKE − − STOP D REAMING AND ORDE R N OW! SHK_005 − ▪ ▪

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• • • • • • • • •

Exhibit 99.2


POTBELLY
SANDWICH WORKS®

William Blair Conference
June 6, 2023

Cautionary Statements

Forward-Looking Statements

In addition to historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. Forward-looking statements, written, oral or otherwise made, represent the Company's expectation or belief concerning future events. Without limiting the foregoing, the words "believes," "expects," "may," "might," "will," "should," "seeks," "intends," "plans," "strives," "goal," "estimates," "forecasts," "projects" or "anticipates" or the negative of these terms and similar expressions are intended to identify forward-looking statements. Forward-looking statements included in this presentation may include, among others, statements relating to our (i) future financial position and results of operations, (ii) business strategy and long-term goals, (iii) growth potential, including franchise unit growth, (iv) ability to sustain progress made towards our profitability targets and long-term strategic growth through fiscal year 2024, (v) intention to build further on our growth momentum in the coming quarters, (vi) expectation that we will make meaningful progress in Potbelly's next phase of growth, (vii) anticipated revenue and profitability growth in 2023, and (viii) fiscal year 2023 outlook including our projections regarding AUVs, same-store sales and shop-level margin . By nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or implied by the forward-looking statement, due to reasons including, but not limited to, risks related to the COVID-19 outbreak; compliance with our Credit Agreement covenants; competition; general economic conditions; our ability to successfully implement our business strategy; the success of our initiatives to increase sales and traffic; changes in commodity, energy and other costs; our ability to attract and retain management and employees; consumer reaction to industry-related public health issues and perceptions of food safety; our ability to manage our growth; reputational and brand issues; price and availability of commodities; consumer confidence and spending patterns; and weather conditions. In addition, there may be other factors of which we are presently unaware or that we currently deem immaterial that could cause our actual results to be materially different from the results referenced in the forward-looking statements. All forward-looking statements contained in this presentation are qualified in their entirety by this cautionary statement. Although we believe that our plans, intentions and expectations are reasonable, we may not achieve our plans, intentions or expectations. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. See "Risk Factors" and "Cautionary Statement on Forward-Looking Statements" included in our most recent annual report on Form 10-K and other risk factors described from time to time in subsequent quarterly reports on Form 10-Q or other subsequent filings, all of which are available on our website at www.potbelly.com. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Note Regarding Non-GAAP Measures

We prepare our financial statements in accordance with Generally Accepted Accounting Principles ("GAAP"). Within this presentation, we make reference to EBITDA, adjusted EBITDA, adjusted diluted EPS, adjusted net income, shop-level profit, and shop-level profit margin, which are non-GAAP financial measures. The Company includes these non-GAAP financial measures because management believes they are useful to investors in that they provide for greater transparency with respect to supplemental information used by management in its financial and operational decision making. Management uses adjusted EBITDA, adjusted net income and adjusted diluted EPS to evaluate the Company's performance and in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter. Adjusted EBITDA, adjusted net income and adjusted diluted EPS exclude the impact of certain non-cash charges and other items that affect the comparability of results in past quarters and which we do not believe are reflective of underlying business performance. Management uses shop-level profit and shop-level profit margin as key metrics to evaluate the profitability of incremental sales at our shops, to evaluate our shop performance across periods and to evaluate our shop financial performance against our competitors. Accordingly, the Company believes the presentation of these non-GAAP financial measures, when used in conjunction with GAAP financial measures, is a useful financial analysis tool that can assist investors in assessing the Company's operating performance and underlying prospects. This analysis should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. This analysis, as well as the other information in this presentation, should be read in conjunction with the Company's financial statements and footnotes contained in the documents that the Company files with the U.S. Securities and Exchange Commission. The non-GAAP financial measures used by the Company in this presentation may be different from the methods used by other companies.

Welcome to Potbelly

Potbelly is the sandwich shop with the craveable quality and good vibes of a first-class dive.

- Strong heritage – founded in a Chicago antique shop in 1977
- 427 locations today, including 55 franchise shops in the U.S.
- Delicious, craveable food made-to-order with fresh, high-quality ingredients
- Authentic concept with loyal customer base:
  - Inviting neighborhood feel
  - Fresh, Fast & Friendly service
  - Unique brand position


<10 Shops
10-50 Shops
50+ Shops

427 Total Shops with 2,000 Targeted Shops

Why Invest in PBPB?

NASDAQ: PBPB

Strong Brand, Differentiated Experience

Authentic fast casual concept, with fresh, fast, & friendly service and high brand recognition across 400+ locations

Strong Leadership Team

Highly-experienced executive leadership team with deep restaurant roots and a reinvigorated results-oriented culture

Executing Against Five-Pillar Strategy

Positive momentum driven by renewed focus on food innovation and promotions, leveraging of tech stack to drive an increase in user base and heightened engagement

Focus on Volume and Profitability Targets

2024 strategic growth objectives including $1.3M in annualized AUVs, shop-level margins of 16% with continued recovery across shop portfolio, targeted marketing/advertising and cost discipline

Franchise Growth Acceleration Initiative

Capital light franchise growth targets of refranchising ~25% of company-owned shops, achieving at least 10% franchise unit growth with long-term goal of ~2,000 shops

Brand Position


MOBILE
ORDER
PICK-UP
POTBELLY
SANDWICH WORKS®

Potbelly is the sandwich shop with the craveable quality and good vibes of a first-class dive.

Strong Leadership Team: Deep Restaurant Experience



Bob Wright
President & CEO



Steve Cirulis
Chief Financial Officer



Adam Noyes
Chief Operating Officer



Adiya Dixon
Chief Legal Officer



Jeffrey Douglas
Chief Information Officer



Larry Strain
Chief Development Officer



David Daniels
Chief Marketing Officer

Executing Against Five-Pillar Strategic Plan

Traffic-Driven Profitability and Unit Growth

- Craveable Quality Food at a Great Value
- People Creating Good Vibes
- Customer Experiences that Drive Traffic Growth
- Digitally-Driven Awareness, Connection & Traffic
- Franchise-Focused Development

Potbelly is the sandwich shop with the craveable quality and good vibes of a first-class dive.

Pillar 1: Craveable Quality Food at a Great Value

- Increased promotions and offerings
  - Unique LTO menu items such as the Cubano, Lemon Cheesecake Cookie and Orange Cream Shake
  - Continue to promote and highlight diverse, premium menu items
  - Growing catering business to compliment a multitude of social gatherings
  - Leveraging digital channels to drive excitement around menu innovation
- Redefined sandwich sizes and increased meat and cheese portions have improved value for customers
- Increased Pick-Your-Pair combination options


Potbelly Shakes
Let's Chill


LEMON CHEESECAKE COOKIE
FRESHLY BAKED LEMON COOKIE WITH BITES OF REAL CHEESECAKE


NEW
ORANGE CREAM SHAKE
STOP DREAMING AND ORDER NOW


THE CUBANO
NAMED AFTER CUBA. INVENTED IN FLORIDA. OVEN TOASTED AT POTBELLY.


FREE COOKIE
ON NATIONAL CHOCOLATE CHIP DAY


A WRECK. THE SANDWICH THAT GIVES OTHER SANDWICHES AN INFERIORITY COMPLEX.
HOT!

Pillar 2: People Creating Good Vibes

- Continue to embrace 'Hire for "Good Vibes" attitude & personality, train for skills' mantra
- Implemented employee retention and acquisition initiatives including referral bonus programs, pay band modifications, and digital tipping feature
- Transformed Rewards & Recognition systems to reward traffic driven profitability at all levels of management
- Balanced scorecard system aligns incentives and recognizes the top performers
- Hours-based labor management with real time sales and labor data improves planning and productivity while reducing cost









Pillar 3: Customer Experiences that Drive Traffic Growth

- Refined operating systems that focus on improving and delivering consistent food quality, speed, throughput and cleanliness
- Delivering outsized, customer satisfaction performance vs. competition
- Leveraging two-line kitchen to deliver digital and off-premise business while maintaining in shop line speed and Good Vibes experience
- Expanding implementation of Potbelly Digital Kitchen (PDK) in company and franchise shops to optimize capacity and improve customer and associate experience while saving labor costs
- Successful partnerships with third-party delivery providers like DoorDash, Grubhub and Uber Eats complement Potbelly's in-house delivery


CHILI

GRUBHUB
Uber Eats
DOORDASH





Pillar 4: Digitally-Driven Awareness, Connection & Traffic

- Continued strength in digital results, representing 39% of revenue in Q1'23, and Perks Loyalty Program activations, driving record fourth quarter top-line results
- Digital engagement driven by a combination of increased digital marketing efforts and promotional activity such as the digital-only offering to promote 'underground' Meatball menu items
- Catering business continues to strengthen and fast approaching pre-pandemic levels driven by both return to office trends and social engagements
- Launched LTOs such as the Pastrami Sandwich. Eggnog Shake, and Red Velvet Cookie which built customer excitement and drove top-line expansion


mscott @mscott0101
Just got an email from @Potbelly that they now have EGGNOG SHAKES! Sorry @McDonalds you've been slacking, I've got a new place to go now for my milkshakes during the holiday season! #potbellywinning #eggnog #milkshake


Kevin Lawrence
I just tried to pastrami. I never thought anything could top the wreck, and this just might.
Like Reply Hide Send Message 1d


NATIONAL
OATMEAL COOKIE DAY
FREE COOKIE WITH ENTRÉE PURCHASE


'TIS THE SEASON FOR AN
EGG NOG SHAKE
GET IT BEFORE IT MELTS!


POTBELLY PERKS


TODAY ONLY
BOGO


THE MEATBALL MADNESS MENU CHALLENGE
BUY 3 MEATBALL SANDWICHES • GET ANY ORIGINAL SANDWICH FREE


THE CLUBBY IS BACK
ONLY ON THE POTBELLY APP

Pillar 5: Franchise-Focused Development

- Escalating new shop development emphasizing franchising and building organization capability to support growth
- Compelling franchisee financial returns
  - Highest AUV in its category*
  - ~2:1 Sales to investment ratio
  - Strong and improving shop margins
- Highly active and fluid pipeline of quality Potbelly franchisee candidates
- Increasing momentum
  - Signed multiple new franchise development agreements with 81 new shop commitments since the first announcement in 2022
  - Refranchised NYC Market: Sold 8 company locations along with 13 shop SDAA (Shop Development Area Agreement)
  - 2023 deal activity continues to build momentum



EXCELLENT SALES-TO-INVESTMENT RATIO
Double-digit comp growth
Flexible shop formats that include:
Inline, Endcap, Drive-thru and Non-traditional
Diverse menu with multiple dayparts
Seasoned leadership team with 100+ years combined experience
CRAVEABLE FOOD AND GOOD VIBES
Iconic neighborhood sandwich shop, an atmosphere that sets us apart
Toasty sandwiches, salads, cookies, shakes and soups sustain our loyal following
Seasonal LTOs intrigue new consumers and keep existing fans coming back for more
400+ Shops
32 States
46 Year History
MULTI-UNIT GROWTH OPPORTUNITIES AVAILABLE
AND WE'RE REFRANCHISING!
25 PERCENT OF CORPORATE-OWNED LOCATIONS; ONLY IN SELECT MARKETS



Available
Limited Availability
Unavailable
New Franchise Development Agreements

*Highest AUVs among national sandwich competitors over 150 units as reported in Nation's Restaurant News in 2022

SSS and AWS Trends Sustain Positive Momentum



AVERAGE WEEKLY SALES (AWS)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
SSS: +24.4%
SSS: +17.2%
SSS: +15.0%
SSS: +18.9%
SSS: +22.2%
SSS: +15.1%
SSS: +13.7%
$19,450
$22,900
$23,380
$24,140
$23,880
$26,070
$26,240
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
P4'23
P5'23

Consistent Order Mode Mix, Ongoing Digital Strength


Average Unit Volume and Order Mode Mix
$19,450
7%
39%
55%
$22,900
6%
36%
58%
$23,380
6%
36%
59%
$24,140
5%
38%
56%
$23,880
5%
39%
56%
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
In-Shop[1]
Digital[2]
Drive Thru

1. "In-Shop" includes all revenue for orders placed at the counter or via phone/fax.
2. "Digital" includes all revenue for orders placed through the mobile app, website, and third-party delivery partners.

Note: Average Unit Volumes figures rounded to the nearest $10; Percentages may not add up to 100% due to rounding

Q1'23 Results, Q2'23 Guidance & FY'23 Outlook

Q1'23 Results and Q2'23 Guidance

	Q1'23 Results	Q2'23 Guidance[1]
Average Unit Volumes:	$23,880	$25,250 to $25,750
Same-store-sales:	22.2%	10.0% to 12.0%
Shop-level margin:	12.0%	12.7% to 14.2%
Adj. EBITDA	$5.6 million	$6.0 to $7.0 million

FY'23 Outlook[1]

Average Unit Volumes:	Record levels
Same-store-sales:	High single-digit to low double-digit growth
Shop-level margin:	Low teens

1. Guidance as of 5/4/2023

Strong Platform to Achieve Growth Targets

Strong Brand, Differentiated Experience	Franchise Focused Development	Renewed Focus of Strategic Marketing	Executing Five-Pillar Strategic Plan
Authentic fast casual concept, with fresh, fast, & friendly service and high brand recognition across 400+ locations	2024 target of 10% unit growth; refranchise approximately 25% of Company-owned shops; Long-term goal of 2,000 shops	Positive momentum with Scale digital media and Perks loyalty program integration	'Traffic-Driven Profitability' underpinned by five key pillars to achieve sustainable long-term growth



2024 AUV Target of $1.3M; Shop Margin Target of >16%1
($000's)
$1,500
$1,000
$500
$0
13.5%
>16%
16%
12%
8%
4%
0%
-4%
2019
2020
2021
2022
2023F2
2024F



New Unit Growth
50
40
30
20
10
0
2019
2020
2021
2022
2023F2
2024F

1. All margin levels for historical years reflect new margin reporting structure
2. The Company did not provide nominal 2023 guidance; for illustrative purpose only

Why Invest in PBPB?

NASDAQ: PBPB

Strong Brand, Differentiated Experience

Authentic fast casual concept, with fresh, fast, & friendly service and high brand recognition across 400+ locations

Strong Leadership Team

Highly experienced executive leadership team with deep restaurant roots and a reinvigorated results-oriented culture

Executing Against Five-Pillar Strategy

Positive momentum driven by renewed focus on food innovation and promotions, leveraging of tech stack to drive an increase in user base and heightened engagement

Focus on Volume and Profitability Targets

2024 strategic growth objectives including $1.3M in annualized AUVs, shop-level margins of 16% with continued recovery across shop portfolio, targeted marketing/advertising and cost discipline

Franchise Growth Acceleration Initiative

Capital light franchise growth targets of refranchising ~25% of company-owned shops, achieving at least 10% franchise unit growth with long-term goal of ~2,000 shops

APPENDIX:

FINANCIAL REVIEW AND GAAP TO NON-GAAP RECONCILIATIONS

Q1 2023 Performance Review: Y/Y

In Millions	Q1 2023	Q1 2022
Revenue	$118.3	$98.2
Same Store Sales (SSS)	22.2%	24.4%
GAAP Net Income (Loss)	($1.3)	($7.9)
Adjusted Net Income (Loss)[1]	$0.6	($4.4)
Adjusted EBITDA[1]	$5.6	($2.3)
Shop-level Profit[1]	$14.0	$4.9
G&A/Sales	8.4%	8.7%
Food, Beverage, & Packaging Costs/Sales	27.9%	28.0%
Labor/Sales	31.2%	34.1%
Other Operating Expenses/Sales	17.5%	18.6%
Shop-level Margin[1]	12.0%	5.0%

1. See the following slides of this presentation for GAAP to Non-GAAP reconciliations.

Q1 2023 Performance Review: Adjusted Net Income

In Millions	Q1 2023
Net Loss	($1.3)
Impairment, Disposals & Closures	$1.0
Loss on Extinguishment of Debt	$0.2
Loss on Franchise Growth Acceleration Initiative Activities	$0.9
Income Tax Adjustments	($0.3)
Adjusted Net Income (Loss)	$0.6

Q1 2023 Performance Review: Adjusted EBITDA

In Millions	Q1 2023
Net Loss	($1.3)
Depreciation Expense	$3.0
Interest Expense	$0.7
Income Tax Expense	$0.1
EBITDA	$2.4
Impairment, Disposals & Closures	$1.0
Stock Compensation	$0.9
Loss on Extinguishment of Debt	$0.2
Loss on Franchise Growth Acceleration Initiative Activities	$0.9
Adjusted EBITDA	$5.6

Q1 2023 Performance Review: Shop Margin

In Millions	Q1 2023
Loss from Operations	($0.2)
Less: Franchise Revenue	$1.3
Franchise Support, Rent & Marketing	$0.6
G&A Expense	$10.0
Pre-opening Costs	$0.0
Loss on Franchise Growth Acceleration Initiative Activities	$0.9
Depreciation Expense	$3.0
Impairment, Disposals & Closures	$1.0
Shop-level Profit	**$14.0**
Total Revenues	$118.3
Less: Franchise Revenue	$1.3
Sandwich Shop Sales, Net	**$116.9**
Shop-level Margin	12.0%

Use of Non-GAAP Measures

Note Regarding Non-GAAP Measures

We prepare our financial statements in accordance with Generally Accepted Accounting Principles ("GAAP"). Within this presentation, we make reference to EBITDA, adjusted EBITDA, adjusted diluted EPS, adjusted net loss, shop-level profit, and shop-level profit margin, which are non-GAAP financial measures. The Company includes these non-GAAP financial measures because management believes they are useful to investors in that they provide for greater transparency with respect to supplemental information used by management in its financial and operational decision making.

Management uses adjusted EBITDA, adjusted net income and adjusted diluted EPS to evaluate the Company's performance and in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter. Adjusted EBITDA, adjusted net income and adjusted diluted EPS exclude the impact of certain non-cash charges and other items that affect the comparability of results in past quarters and which we do not believe are reflective of underlying business performance. Management uses shop-level profit and shop-level profit margin as key metrics to evaluate the profitability of incremental sales at our shops, to evaluate our shop performance across periods and to evaluate our shop financial performance against our competitors.

Accordingly, the Company believes the presentation of these non-GAAP financial measures, when used in conjunction with GAAP financial measures, is a useful financial analysis tool that can assist investors in assessing the Company's operating performance and underlying prospects. This analysis should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. This analysis, as well as the other information in this press release, should be read in conjunction with the Company's financial statements and footnotes contained in the documents that the Company files with the U.S. Securities and Exchange Commission. The non-GAAP financial measures used by the Company in this press release may be different from the methods used by other companies.

Information reconciling forward-looking shop-level profit margin to GAAP financial measures is unavailable to the Company without unreasonable effort. The Company is not able to provide reconciliations of shop-level profit margins to GAAP financial measures because certain items required for such reconciliations are outside of the Company's control and/or cannot be reasonably predicted. These items include but are not limited to impairment charges, gain or loss on asset disposals, shop closure costs, and restructuring costs that are difficult to predict in advancein order to include in a GAAP estimate and may be significant.

Definitions

The following definitions apply to these terms as used throughout this presentation:

- **Revenues** – represents net company-operated sandwich shop sales and our franchise royalties and fees. Net company-operated shop sales consist of food and beverage sales, net of promotional allowances and employee meals. Franchise royalties and fees consist of royalty income, franchise fees, and other fees collected from franchisees including advertising and rent.
- **Company-operated comparable store-sales or same-store traffic**– represents the change in year-over-year sales or transactions for the comparable company-operated store base open for 15 months or longer.
- **Average Unit Volumes (AUV)** – represents the average sales of all company-operated shops which reported sales during the associated time period.
- **EBITDA** – represents income before depreciation and amortization expense, interest expense and the provision for income taxes.
- **Adjusted EBITDA** – represents income before depreciation and amortization expense, interest expense and the provision for income taxes, adjusted to eliminate the impact of other items, including certain non-cash and other items that we do not consider representative of our ongoing operating performance.
- **Shop-level profit (loss)** – represents income (loss) from operations excluding franchise royalties and fees, franchise support, marketing and rent expenses, general and administrative expenses, depreciation expense, pre-opening costs, restructuring costs, loss on Franchise Growth Acceleration Initiative activities and impairment, loss on the disposal of property and equipment and shop closures.
- **Shop-level profit (loss) margin** – represents shop-level profit expressed as a percentage of net company-operated sandwich shop sales.
- **Adjusted net income (loss)** – represents net income (loss), adjusted to eliminate the impact of restructuring costs, impairment, loss on the disposal of property and equipment, shop closures, and other items we do not consider representative of our ongoing operating performance, including the income tax effects of those adjustments.
- **Adjusted diluted EPS** – represents adjusted net income (loss) divided by the weighted average number of fully dilutive common shares outstanding.

Investor Relations Contacts

Investor Relations Contacts:

Jeff Priester
ICR
investor@potbelly.com